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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported) May 20, 2010
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            62 Cecil Street, #06-00 TPI Building, Singapore 049710
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02     DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
              OFFICERS

      Effective May 20, 2010, the Board of Directors of Amaru, Inc., a Nevada corporation (the "Company") appointed Mr. Percy Chua Soo Lian, age 50 as the Company's director to fill the vacancy on the Board of Directors created by the resignation of Mr. Colin Binny from that position.

      Mr. Percy Chua Soo Lian graduated from the National University of Singapore in 1986, with a Bachelor of Arts, Architectural Studies (B.A.(AS).), and a Bachelor of Environmental Design Studies degree (B.E.D.S.) in 1989, and a Masters of Architecture, (M.ARCH) in 1991 from Technical University of Nova Scotia (Daltech), Halifax, Nova Scotia, Canada.

      He has more than twenty years experience in the fields of art and architecture. In the past decade he has been involved in restructuring assets such as hotels, buildings, and master planning of New Towns in various Asia Pacific countries. He is a founding partner of CSL Architects and managing director of CSLA Management PTE Ltd., as well as a president and director of PT Bintan Pacific Development.

      Mr. Chua Soo Lian has no beneficial ownership of the Company's or any of its subsidiaries' shareholdings.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2010                        AMARU, INC.

                                           By: /s/ Chua Leong Hin
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                                               Chua Leong Hin
                                               President and CEO